                             DIGITAL RECORDERS, INC.
                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

                                   (Unaudited)


These pro forma condensed financial statements reflect the June 28, 2001 acquisition of Mobitec Holding AB and Subsidiaries. The pro forma condensed financial statements present the balance sheet as if the transaction had occurred on March 31, 2001 and the income statement as if the transaction had occurred at January 1, 2000 for the year ended December 31, 2000 and carried through the three months ended March 31, 2001.

The following unaudited pro forma condensed statements of operations are derived from the audited statement of operations of Digital Recorders, Inc. (DRI or the Company) for the year ended December 31, 2000 and the audited statement of operations of Mobitec Holding AB and Subsidiaries for the year ended December 31, 2000. The March 31, 2001 balance sheets and the statements of operations for the three months ended March 31, 2001 are derived from their unaudited interim financial statements. The unaudited financial information herein reflects all adjustments, consisting only of normal recurring adjustments which, in the opinion of management of the respective companies, are necessary to fairly state the Company's financial position and results of its operations.

These pro forma condensed statements of operations and balance sheet do not purport to represent what the Company's results or financial condition would actually have been if the Acquisition had occurred on the dates indicated or to project the Company's results or financial condition for or at any future period or date. The pro forma adjustments, as described in the accompanying data, are based on available information and certain assumptions that management believes are reasonable.

The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and related notes of DRI and Mobitec Holding AB.

                             DIGITAL RECORDERS, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 2001

                             (Amounts in Thousands)
                                   (Unaudited)


                                                                             PRO FORMA                PRO FORMA
                                                  DIGITAL       MOBITEC     ADJUSTMENTS    NOTE       COMBINED
                                            ---------------------------------------------------------------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents              $        81     $      210      $         -     B1       $       291
     Trade accounts receivable - net              7,067          2,112                -                    9,179
     Other receivables                               46            459                -                      505
     Inventories                                  5,557          1,496                -                    7,053
     Prepaids and other current assets              438             54                -                      492
                                            ---------------------------------------------------------------------

          Total current assets                   13,189          4,331                -                   17,520

     Property and equipment - net                   602            284                -                      886
     Goodwill - net                               1,049              -            2,559     B2             3,608
     Intangible assets - net                         76              -            4,500     B2             4,576
     Deferred taxes                                 170              -                -                      170
     Other assets                                   522             83                -                      605
                                            ---------------------------------------------------------------------

          TOTAL ASSETS                      $    15,608     $    4,698      $     7,059              $    27,365
                                            =====================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Line of credit and current maturities  $     4,163     $    1,110      $       404     B3       $     5,677
     Accounts payable                             2,347          1,020              349     B1             3,716
     Accounts payable, related party              2,685              -                -                    2,685
     Accrued expenses                               938            608                -                    1,546
     Income tax payable                               -             98                -                       98
     Other current liabilities                        -            136                -                      136
     Preferred stock dividends payable               44              -                -                       44
                                            ---------------------------------------------------------------------

          Total current liabilities              10,177          2,972              753                   13,902
                                            ---------------------------------------------------------------------

LONG TERM LIABILITIES
     Other liabilities                                -             37                -                       37
     Long term liabilities                            -             83            6,548     B3             6,631
                                            ---------------------------------------------------------------------

          Total long term liabilities                 -            120            6,548                    6,668
                                            ---------------------------------------------------------------------

          Total Liabilities                      10,177          3,092            7,301                   20,570
                                            ---------------------------------------------------------------------

SERIES AAA REDEEMABLE, CONVERTIBLE,
     NONVOTING PREFERRED STOCK                    1,770              -                -                    1,770
                                            ---------------------------------------------------------------------

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARY          -            208                -                      208
                                            ---------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
     Share capital                                    -             12              (12)    B2                 -
     Legal reserve                                    -            266             (266)    B2                 -
     Common stock                                   327              -               43     B4               370
     Additional paid-in-capital                  11,115              -            1,113     B4            12,228
     Accumulated other comprehensive income
          (loss)                                   (407)           (98)              98     B2              (407)
     Accumulated earnings (deficit)              (7,374)         1,218           (1,218)    B2            (7,374)
                                            ---------------------------------------------------------------------
          Total stockholders' equity              3,661          1,398             (242)                   4,817
                                            ---------------------------------------------------------------------


          TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY              $    15,608     $    4,698      $     7,059              $    27,365
                                            =====================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             DIGITAL RECORDERS, INC.
             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2001

          (Amounts in Thousands Except Share and Per Share Information)
                                   (Unaudited)


                                                                             PRO FORMA                PRO FORMA
                                                  DIGITAL       MOBITEC     ADJUSTMENTS    NOTE       COMBINED
                                            ---------------------------------------------------------------------

Net sales                                   $     6,981     $    3,511      $         -              $    10,492
Cost of sales                                     4,420          1,879                -                    6,299
                                            ---------------------------------------------------------------------
          Gross profit                            2,561          1,632                -                    4,193
                                            ---------------------------------------------------------------------

Operating expenses:
 Selling, general and administrative              1,936          1,038              142     C-1            3,116
 Research and development                           535            154                -                      689
 Other                                                -              -                -                        -
                                            ---------------------------------------------------------------------
          Total operating expenses                2,471          1,192              142                    3,805
                                            ---------------------------------------------------------------------

          Operating income (loss)                    90            440             (142)                     388
                                            ---------------------------------------------------------------------

Other expense                                        (2)           (14)               -                      (16)
Interest expense                                   (137)            (1)            (179)    C-2             (317)
                                            ---------------------------------------------------------------------
            Total other expense and
            interest expense                       (139)           (15)            (179)                    (333)
                                            ---------------------------------------------------------------------

          Income (loss) before income taxes         (49)           425             (321)                      55

Income tax expense                                    -             94                -                       94
                                            ---------------------------------------------------------------------

          Net income (loss)                         (49)           331             (321)                     (39)

Minority interest in net income of
consolidated subsidiary                               -             35                -                       35
Preferred stock dividend requirements                44              -                -                       44
                                            ---------------------------------------------------------------------

Net income (loss) applicable to
common shareholders                         $       (93)    $      296      $      (321)             $      (118)
                                            =====================================================================
Earnings per share:
          Net loss per share - basic and
          diluted                           $     (0.03)                                             $     (0.03)
                                            ============                                             ============

          Weighted average number of common
          shares outstanding                  3,274,475                                                3,704,475
                                            ============                                             ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             DIGITAL RECORDERS, INC.
              PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

          (Amounts in Thousands Except Share and Per Share Information)
                                   (Unaudited)


                                                                             PRO FORMA                PRO FORMA
                                                  DIGITAL       MOBITEC     ADJUSTMENTS    NOTE       COMBINED
                                            ---------------------------------------------------------------------

Net sales                                   $    29,886     $   12,438      $      (716)    C3       $    41,608
Cost of sales                                    18,980          7,413             (562)    C3            25,831
                                            ---------------------------------------------------------------------
          Gross profit                           10,906          5,025             (154)                  15,777
                                            ---------------------------------------------------------------------

Operating expenses:
 Selling, general and administrative              8,378          4,121              222     C1, C3        12,721
 Research and development                         2,295            744                -                    3,039
 Other                                                -             16                -                       16
                                            ---------------------------------------------------------------------
          Total operating expenses               10,673          4,881              222                   15,776
                                            ---------------------------------------------------------------------

          Operating income (loss)                   233            144             (376)                       1
                                            ---------------------------------------------------------------------

Other expense                                        (2)            24                -                       22
Interest expense                                   (510)           (47)            (576)    C2            (1,133)
                                            ---------------------------------------------------------------------
             Total other expense and
             interest expense                      (512)           (23)            (576)                  (1,111)
                                            ---------------------------------------------------------------------

          Income (loss) before income taxes        (279)           121             (952)                  (1,110)

Income tax expense                                    -             54               56     C3               110
                                            ---------------------------------------------------------------------

          Net income (loss)                        (279)            67           (1,008)                  (1,220)

Minority interest in net income of
consolidated subsidiary                               -             88                -                       88

Preferred stock dividend requirements               177              -                -                      177
                                            ---------------------------------------------------------------------

          Net income (loss) applicable
          to common shareholders            $      (456)    $      (21)     $    (1,008)             $    (1,485)
                                            =====================================================================

Earnings per share:
          Net loss per share - basic
          and diluted                       $     (0.14)                                             $     (0.40)
                                            ============                                             ============

          Weighted average number of
          common shares outstanding           3,274,475                                                3,704,475
                                            ============                                             ============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             DIGITAL RECORDERS, INC.
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Note A--Acquisition:

     On June 28, 2001, the Company and its wholly owned subsidiary, DRI Europa AB ("DRI Europa"), acquired all of the outstanding stock of Mobitec Holding AB ("Mobitec"), a Swedish manufacturer. The acquisition of the Mobitec shares was made pursuant to an Amended Option Agreement, dated March 13, 2001, and a Stock Purchase Agreement, dated June 27, 2001. Both agreements were between the Company and DRI Europa, as the purchasers, and the individual Mobitec shareholders, as the sellers.

     The purchase price for the Mobitec shares consisted of a combination of cash, notes, stock and warrants to purchase stock. The total purchase price, including acquisition costs, was $8,458,183, consisting of
     (i) $5,368,958 in cash, (ii) promissory notes issued by DRI Europa to the sellers aggregating $2,111,325 (iii) 430,000 restricted shares of the Company's common stock (valued at $915,900 or $2.13 per share) issued to two of the sellers, and (iv) warrants to purchase in the aggregate of 100,000 shares of the Company's common stock at an exercise price of $4.00 per share for a period of five years (valued at a total of $62,000) issued to one of the sellers. The excess of the total acquisition cost over the fair value of the net assets acquired of $2,559,000 will be amortized over 15 years by the straight-line method.

Note B--Pro Forma Adjustments - Balance Sheet:

   (1) Represents the cash received from (i) the issuance of $3,000,000 of convertible debentures which are convertible to up to 1,500,000 shares of the Company's common stock, which funds will be used to fund part of the Stock Purchase Agreement, and (ii) the borrowing of $2,020,629 from Svenska Handelsbaken AB, less (i) the cash consideration of $4,375,140 paid as part of the Acquisition and (ii) $993,818 in professional fees and expenses (less $348,329 accrued) related to the Acquisition.

   (2) Represents the fair value of goodwill and intangible assets (customer lists, product designs and non-compete agreements) acquired and recorded in connection with the Acquisition and the elimination of Mobitec's stockholders' equity. The total purchase price has been allocated, on a preliminary basis, to goodwill and intangible assets as follows:


            Goodwill                      $2,559,000
                                          ==========

            Intangible assets:
                Customer lists            $2,900,000
                Product designs            1,500,000
                Non-compete agreements       100,000
                                          ----------
                                          $4,500,000
                                          ==========


   (3) Represents the borrowings incurred related to the financing of the Acquisition of (i) $2,820,000 of convertible debentures which are convertible into up to 1,500,000 shares of the Company's common stock, and (ii) $2,020,629 in a term loan from Svenska Handelsbaken AB, and
         (iii) $2,111,325 in seller financed debt issued to the Bodin Sellers. All borrowings are reflected as long-term obligations except for $404,126 of the term loan which is due within one year.

                             DIGITAL RECORDERS, INC.
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


   (4) Represents the issuance of 430,000 Restricted Shares of the Company's common stock as part of the consideration for the Acquisition using a fair market value of $2.13, the value as of the date of the acquisition and the issuance of 100,000 warrants valued at $62,000. Also represents an allocation to additional paid-in capital of $180,000, the value of the 200,000 warrants attached to the convertible debentures.

Note C--Pro Forma Adjustments - Statements of Operations:

   (1) Represents amortization expense of $567,000 of recorded goodwill and intangible assets over the following estimated lives:


                                           Years
                                           -----

                Goodwill                    15
                Customer lists              15
                Product designs            5-10
                Non-compete agreements       3


   (2) Represents the interest expense for the year ended December 31, 2000 and the three months ended March 31, 2001 associated with the issuance of the convertible debentures of $2,820,000 (8%), the seller financed notes of $2,111,325 (9%) and the borrowings in connection with the Svenska Handelsbaken AB term loan of $2,020,629 (5.35%). Also represents the interest expense for the year ended December 31, 2000 and the three months ended March 31, 2001 associated with the amortization of the $180,000 amount of the discounted convertible debentures.

   (3) Represents the removal of the income and expenses ($345,000) of Mobitec Klimat AB, a subsidiary sold on January 1, 2001, which is not part of the Acquisition. No adjustment is required for the statements of operations for the three months ended March 31, 2001.